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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITY EXCHANGE ACT OF 1934



Date of report   January 7, 2000
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                           NPS PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



              0-23272                                    87-0439579
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    (Commission File Number)                (I.R.S. Employer Identification No.)



     420 Chipeta Way, Salt Lake City, Utah                        84108-1256
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(Address of Principal Executive Offices)                          (Zip Code)



     (801) 583-4939
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(Registrant's Telephone Number, Including Area Code)



     N/A
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(Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         On December 23, 1999, NPS Pharmaceuticals, Inc. ("NPS"), through its indirectly wholly-owned subsidiary, NPS Allelix Inc. ("NPS Allelix") acquired all of the outstanding shares of common and preferred stock of Allelix Biopharmaceuticals Inc. ("Allelix"), in accordance with the terms of an Arrangement Agreement dated September 27, 1999 between NPS and Allelix (the "Arrangement Agreement"). The acquisition occurred shortly following the approval of the transaction by the stockholders of each of Allelix and NPS at their respective special meetings of stockholders, each held on December 15, 1999 and following approval of the Superior Court of Ontario on December 17, 1999 as contemplated in the Arrangement Agreement.

         Upon consummation of the acquisition, each outstanding share of Allelix common stock became 0.3238 of a share of NPS common stock or 0.3238 of an exchangeable share of NPS Allelix. Each exchangeable share of NPS Allelix entitles the holder to acquire one share of NPS common stock on exchange. At the closing, NPS issued 3,040,914 shares of its common stock and NPS Allelix issued 3,476,009 exchangeable shares. Additionally, each outstanding option or warrant of Allelix which was previusly exercisable into Allelix common stock is now exercisable into 0.3238 of a share of NPS common stock or 0.3238 of an Exchangeable Share. Furthermore, each outstanding share of Allelix preferred stock will be convertible into 0.3238 of a share of NPS common stock for each share of Allelix common stock the holder was theretofore entitled to receive upon conversion. Assuming exercise of all Allelix options and warrants outstanding at closing, and conversion of all shares of Allelix preferred stock outstanding at the closing, NPS expects to issue up to an aggregate of 7,567,202 shares of its common stock in connection with the acquisition.

         NPS will continue operations in the United States under the name NPS Pharmaceuticals, Inc. and in Canada through its Canadian subsidiary "NPS Allelix Corp." The Arrangement will be accounted for as a purchase.

         A copy of the press release announcing the consummation of the Arrangement is attached hereto as Exhibit 99.1. The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about NPS's business contained in the press release is "forward-looking" rather than "historic."

         Allelix is a biopharmaceutical company that applies proprietary technologies to the identification of disease targets ant to the discovery, design, and development of novel pharmaceutical products. NPS intends to use the assets acquired in the arrangement to conduct such business.

Item 5.  Other Events.

         At NPS's Special Meeting of Stockholders on December 15, 1999, the stockholders of NPS approved the issuance of shares of NPS common stock in connection with the Arrangement Agreement and, also, approved an amendment to the Certificate of Incorporation of NPS increasing the total number of shares of capital stock that NPS is authorized to issue form 25,000,000 shares to 50,000,000 shares and the total number of shares of common stock authorized for issuance thereunder from 20,000,000 shares to 45,000,000 shares. This Certificate of Amendment to the Amended and Restated Certificate of NPS Pharmaceuticals, Inc. was filed with the State of Delaware on December 22, 1999.


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Item 7.  Financial Statements and Exhibits.

         a.   Financial Statements of the Business Acquired

         The following audited financial statements with respect to the acquired business of Allelix Biopharmaceuticals were previously filed with the Securities and Exchange Commission by NPS as an appendix in its Proxy Statement dated November 17, 1999. This Proxy Statement was mailed to NPS stockholders in connection with the NPS Special Meeting of Stockholders to consider certain proposals related to the acquisition of Allelix. Accordingly, the following audited financial statements are hereby incorporated by reference herein:

              (i) the audited consolidated balance sheets of Allelix Biopharmaceuticals as at August 31, 1999 and 1998 and the consolidated statements of loss and deficit and cash flows for the years ended August 31, 1999 and 1998 and notes thereto.

         b.   Pro Forma Financial Information

         The following pro forma financial statements were previously filed with the Securities and Exchange Commission by NPS in its Proxy Statement dated November 17, 1999. This Proxy Statement was mailed to NPS stockholders in connection with the NPS Special Meeting of Stockholders to consider certain proposals related to the acquisition of Allelix. Accordingly, the following audited financial statements are hereby incorporated by reference herein:

              (i) the unaudited pro forma condensed consolidated balance sheet as of September 30, 1999, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 and notes thereto.

         c.   Exhibits

              2.1* Arrangement Agreement, dated September 27, 1999, among NPS
                   Pharmaceuticals, Inc. and Allelix Biopharmaceuticals Inc., including the following attachments:

                   - Schedule A, Plan of Arrangement, and Appendix I to the Plan
                     of Arrangement (Provisions Attaching to the Exchangeable Shares of NPS Allelix Inc.);
                   - Schedule B, Support Agreement; and
                   - Schedule C, Voting and Exchange Trust Agreement

              3.1* Certificate of Amendment to the Amended and Restated
                   Certificate of Incorporation of NPS Pharmaceuticals

              99.1 Press release, dated December 23, 1999, issued by NPS
                   Pharmaceuticals, Inc.

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*  Previously filed as an exhibit to NPS's Current Report on Form 8-K filed on
   October 1, 1999 and incorporated herein by reference.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NPS PHARMACEUTICALS, INC.



Date:  January 7, 2000        /s/ James U. Jensen
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                              James U. Jensen, Vice President

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                               INDEX TO EXHIBITS

     Exhibit No.   Description
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     2.1*          Arrangement Agreement, dated September 27, 1999, among NPS
                   Pharmaceuticals, Inc. and Allelix Biopharmaceuticals Inc., including the following attachments:

                        - Schedule A, Plan of Arrangement, and Appendix I to the Plan of Arrangement (Provisions Attaching to the Exchangeable Shares of NPS Allelix Inc.);
                        - Schedule B, Support Agreement; and
                        - Schedule C, Voting and Exchange Trust Agreement

     3.1* Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NPS Pharmaceuticals




     99.1  Press release, dated December 23, 1999, issued by NPS
           Pharmaceuticals, Inc.


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         * Previously Filed as an exhibit to NPS's Current Report on
           Form 8-K filed on October 1, 1999 and incorporated herein by reference.
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